UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 27, 2004

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-AA1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-26             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-AA1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: December 31, 2004      By: /s/  Andrew Cooper
                          --------------------------------------------
                          Andrew Cooper
                          Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004




         Specialty Underwriting and Residential Finance Trust, Series 2004-AA1
                            Statement to Certificate Holders
                                   December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1        30,539,000.00     29,781,519.57     123,861.05     124,089.66       247,950.71      0.00        0.00       29,657,658.52
IIA1       15,106,000.00     15,106,000.00           0.00      69,235.83        69,235.83      0.00        0.00       15,106,000.00
IIA2      129,255,000.00    126,181,514.70   2,030,133.47     578,331.94     2,608,465.41      0.00        0.00      124,151,381.23
IIA3        5,000,000.00      5,000,000.00           0.00      22,916.67        22,916.67      0.00        0.00        5,000,000.00
IPO           781,400.00        777,776.05       3,732.02           0.00         3,732.02      0.00        0.00          774,044.03
IIPO        1,076,398.00      1,056,184.76       5,080.12           0.00         5,080.12      0.00        0.00        1,051,104.64
AR                100.00              0.00           0.00           0.00             0.00      0.00        0.00                0.00
B1          3,530,000.00      3,524,882.18       5,141.44      15,903.25        21,044.69      0.00        0.00        3,519,740.74
B2          1,812,000.00      1,809,372.95       2,639.18       8,163.37        10,802.55      0.00        0.00        1,806,733.77
B3          1,144,000.00      1,142,341.42       1,666.24       5,153.91         6,820.15      0.00        0.00        1,140,675.18
B4          1,621,000.00      1,618,649.86       2,360.99       7,302.88         9,663.87      0.00        0.00        1,616,288.87
B5            572,000.00        571,170.71         833.12       2,576.96         3,410.08      0.00        0.00          570,337.59
B6            385,556.00        384,997.08         559.70       1,737.00         2,296.70      0.00        0.00          384,437.38
TOTALS    190,822,454.00    186,954,409.28   2,176,007.33     835,411.47     3,011,418.80      0.00        0.00      184,778,401.95
----------------------------------------------------------------------------------------------------------------------------------
IIO        21,440,532.00     20,726,758.85           0.00       8,433.04         8,433.04         0.00        0.00    20,645,814.48
IIIO      135,467,953.00    132,897,574.03           0.00      59,356.08        59,356.08         0.00        0.00   131,050,522.28

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       84751PDE6        975.19629228     4.05583189      4.06331772      8.11914961     971.14046039      IA1         5.000000 %
IIA1      84751PDF3      1,000.00000000     0.00000000      4.58333311      4.58333311   1,000.00000000      IIA1        5.500000 %
IIA2      84751PDG1        976.22153650    15.70642118      4.47434869     20.18076987     960.51511531      IIA2        5.500000 %
IIA3      84751PDH9      1,000.00000000     0.00000000      4.58333400      4.58333400   1,000.00000000      IIA3        5.500000 %
IPO       84751PDJ5        995.36223445     4.77606859      0.00000000      4.77606859     990.58616586      IPO         0.000000 %
IIPO      84751PDK2        981.22140695     4.71955541      0.00000000      4.71955541     976.50185155      IIPO        0.000000 %
AR        84751PDN6          0.00000000     0.00000000      0.00000000      0.00000000       0.00000000      AR          5.000000 %
B1        84751PDP1        998.55019263     1.45649858      4.50516997      5.96166856     997.09369405      B1          5.414052 %
B2        84751PDQ9        998.55019316     1.45650110      4.50517108      5.96167219     997.09369205      B2          5.414052 %
B3        84751PDR7        998.55019231     1.45650350      4.50516608      5.96166958     997.09368881      B3          5.414052 %
B4        84751PDS5        998.55019124     1.45650216      4.50516965      5.96167181     997.09368908      B4          5.414052 %
B5        84751PDT3        998.55019231     1.45650350      4.50517483      5.96167832     997.09368881      B5          5.414052 %
B6        84751PDU0        998.55035326     1.45166980      4.50518213      5.95685192     997.09868346      B6          5.414052 %
TOTALS                     979.72961442    11.40330860      4.37795161     15.78126021     968.32630582

IIO       84751PDL0        966.70916794     0.00000000      0.39332233      0.39332233     962.93387123      IIO         0.488241 %
IIIO      84751PDM8        981.02592596     0.00000000      0.43815588      0.43815588     967.39132302      IIIO        0.535956 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930



Section 4.05(a)(i)               Group 1 Scheduled Principal                                                       126,155.50
Section 4.05(a)(i)               Group 2 Scheduled Principal                                                       146,792.19

                                 Principal Prepayments Group 1                                                       7,538.75
                                 Principal Prepayments Group 2                                                   1,895,522.74

                                 Group 1 Repurchased Principal                                                           0.00
                                 Group 2 Repurchased Principal                                                           0.00

Section 4.05(a)(v)               Total Beginning Number of Loans                                                          890
                                 Total Beginning Collateral Balance                                            186,954,411.14
                                 Total Ending Number of Loans                                                             881
                                 Total Ending Collateral Balance                                               184,778,401.96

Section 4.05(a)(v)               Group 1 Beginning Number of Loans                                                        180
                                 Group 1 Beginning Collateral Balance                                           32,115,199.52
                                 Group 1 Ending Number of Loans                                                           180
                                 Group 1 Ending Collateral Balance                                              31,981,505.27

Section 4.05(a)(v)               Group 2 Beginning Number of Loans                                                        710
                                 Group 2 Beginning Collateral Balance                                          154,839,211.62
                                 Group 2 Ending Number of Loans                                                           701
                                 Group 2 Ending Collateral Balance                                             152,796,896.69

Section 4.05(a)(vi)              Servicing Fee                                                                      38,949.98
                                 Interest Earnings on Certificate Account paid to Seller                             1,032.35

Section 4.05(a)(viii)            Current Advances                                                                        0.00

Section 4.05(a)(viii)            Group 1 Current Realized Loss Amount                                                    0.00
Section 4.05(a)(viii)            Group 2 Current Realized Loss Amount                                                    0.00
Section 4.05(a)(viii)            Group 1 Cumulative Realized Loss Amount                                                 0.00
Section 4.05(a)(viii)            Group 2 Cumulative Realized Loss Amount                                                 0.00
Section 4.05(a)(viii)            Cumulative Realized Loss Amount SURF04AA1                                               0.00

Section 4.05(a)(xi)                                      Loans Delinquent
                                     Group 1
                                                                              Principal
                                    Category              Number               Balance                Percentage
                                    1 Month                         1               42,547.20                   0.13 %
                                    2 Month                         0                    0.00                   0.00 %
                                    3 Month                         0                    0.00                   0.00 %
                                    Total                       1                   42,547.20                   0.13 %
                                     Group 2
                                                                              Principal
                                    Category              Number               Balance                Percentage
                                    1 Month                         8            2,087,792.78                   1.37 %
                                    2 Month                         0                    0.00                   0.00 %
                                    3 Month                         0                    0.00                   0.00 %
                                     Total                          8            2,087,792.78                   1.37 %

                                    Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                      Loans in Foreclosure
                                     Group 1
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                0.00%
                                     Group 2
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %

Section 4.05(a)(xi)                                      Loans in Bankruptcy
                                     Group 1
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %
                                     Group 2
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %

Section 4.05(a)(xiii)                                    Loans in REO
                                     Group 1
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %
                                     Group 2
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %

Section 4.052 Class IA1 Current Interest Shortfall Amount                                                    0.00
                                 Class AR Current Interest Shortfall Amount                                  0.00
                                 Class IIA1 Current Interest Shortfall Amount                                0.00
                                 Class IIA2 Current Interest Shortfall Amount                                0.00
                                 Class IIA3 Current Interest Shortfall Amount                                0.00
                                 Class B1 Current Interest Shortfall Amount                                  0.00
                                 Class B2 Current Interest Shortfall Amount                                  0.00
                                 Class B3 Current Interest Shortfall Amount                                  0.00
                                 Class B4 Current Interest Shortfall Amount                                  0.00
                                 Class B5 Current Interest Shortfall Amount                                  0.00
                                 Class B6 Current Interest Shortfall Amount                                  0.00

Section 4.052 Class IA1 Current Interest Shortfall Repaid                                                    0.00
                                 Class AR  Current Interest Shortfall Repaid                                 0.00
                                 Class IIA1  Current Interest Shortfall Repaid                               0.00
                                 Class IIA2  Current Interest Shortfall Repaid                               0.00
                                 Class IIA3  Current Interest Shortfall Repaid                               0.00
                                 Class B1  Current Interest Shortfall Repaid                                 0.00
                                 Class B2  Current Interest Shortfall Repaid                                 0.00
                                 Class B3  Current Interest Shortfall Repaid                                 0.00
                                 Class B4  Current Interest Shortfall Repaid                                 0.00
                                 Class B5  Current Interest Shortfall Repaid                                 0.00
                                 Class B6  Current Interest Shortfall Repaid                                 0.00

Section 4.05(a)                  Weighted Average Gross Mortgage Rate for All Loans                      6.0473 %

                                 Weighted Average Term to Maturity Group 1                                    170
                                 Weighted Average Term to Maturity Group 2                                    351

Section 4.05(a)                  Total Class Interest Accrual Relief Act Reduction                           0.00
                                 Class IA1 Interest Accrual Relief Act Reduction                             0.00
                                 Class AR Interest Accrual Relief Act Reduction                              0.00
                                 Class IIA1 Interest Accrual Relief Act Reduction                            0.00
                                 Class IIA2             Interest Accrual Relief Act Reduction
                                 Class IIA3 Interest Accrual Relief Act Reduction                            0.00
                                 Class IIO Interest Accrual Relief Act Reduction                             0.00
                                 Class IIIO Interest Accrual Relief Act Reduction                            0.00
                                 Class B1 Interest Accrual Relief Act Reduction                              0.00
                                 Class B2 Interest Accrual Relief Act Reduction                              0.00
                                 Class B3 Interest Accrual Relief Act Reduction                              0.00
                                 Class B4 Interest Accrual Relief Act Reduction                              0.00
                                 Class B5 Interest Accrual Relief Act Reduction                              0.00
                                 Class B6 Interest Accrual Relief Act Reduction                              0.00

Section 4.05(a)                  Net Prepayment Interest Shortfalls                                          0.00
                                 Class IA1 Prepayment Interest Shortfall Reduction                           0.00
                                 Class AR Prepayment Interest Shortfall Reduction                            0.00
                                 Class IIA1 Prepayment Interest Shortfall Reduction                          0.00
                                 Class IIA2             Prepayment Interest Shortfall Reduction
                                 Class IIA3 Prepayment Interest Shortfall Reduction                          0.00
                                 Class IIO Prepayment Interest Shortfall Reduction                           0.00
                                 Class IIIO Prepayment Interest Shortfall Reduction                          0.00
                                 Class B1 Prepayment Interest Shortfall Reduction                            0.00
                                 Class B2 Prepayment Interest Shortfall Reduction                            0.00
                                 Class B3 Prepayment Interest Shortfall Reduction                            0.00
                                 Class B4 Prepayment Interest Shortfall Reduction                            0.00
                                 Class B5 Prepayment Interest Shortfall Reduction                            0.00
                                 Class B6 Prepayment Interest Shortfall Reduction                            0.00
s

                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.